RIDGEWORTH FUNDS
(formerly, STI Classic Funds)
Supplement dated May 8, 2008 to the
Prospectuses dated August 1, 2007, as supplemented, for the
Small Cap Growth Stock Fund (A, C and I Shares)
Effective immediately, the following replaces the third sentence in the first paragraph of the section in each Prospectus entitled “Investment Strategy” (all other information remains unchanged):
The Subadviser considers small cap companies to be companies with market capitalizations similar to those of companies in the Russell 2000® Growth Index. As of May 5, 2008, the market capitalization range of companies in the Russell 2000® Growth Index was between approximately $15 million and $7.58 billion.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-SCGS-0508